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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  April 21, 1998


                           CONSOLIDATED NATURAL GAS COMPANY

               (Exact name of registrant as specified in its charter)



           Delaware                    1-3196                 13-0596475

     (State of incorporation)       (Commission             (IRS Employer
                                    File Number)         Identification No.)




           CNG Tower, 625 Liberty Avenue,   Pittsburgh, PA  15222-3199

          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  (412) 690-1000



                                    Not Applicable

          (Former name or former address, if changed since last report.)

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ITEM 5.    OTHER EVENTS

On April 21, 1998, Consolidated Natural Gas Company issued a press release concerning its discontinuance of wholesale marketing and trading of natural gas and electricity, including integrated energy management. A copy of the press release is hereby incorporated by reference and made a part of this filing as Exhibit 1 hereto.

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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED NATURAL GAS COMPANY
                                         ________________________________
                                                   (Registrant)


                                          By        D. M. WESTFALL
                                           ______________________________
                                                   (D. M. Westfall)
                                                Senior Vice President
April 21, 1998                                   and Chief Financial Officer